Exhibit 10.1
AMENDMENT NO. 4 TO CREDIT, SECURITY AND GUARANTY AGREEMENT
This AMENDMENT NO. 4 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (this “Agreement”) is made as of February 27, 2026, by and among ARQ, INC., a Delaware corporation (“Arq”, and together with each of the direct and indirect Subsidiaries of Arq listed on the signature pages hereto and each additional borrower that may hereafter be added thereto and each of their successors and permitted assigns, each individually as a “Borrower”, and collectively as “Borrowers”), any entities that become party hereto as Guarantors and each of their successors and permitted assigns (each individually, a “Guarantor” and collectively, with each of their successors and assigns, the “Guarantors”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as Agent, and the financial institutions or other entities parties hereto, each as a Lender.
RECITALS
A.    Agent, Lenders and the Credit Parties have entered into that certain Credit, Security and Guaranty Agreement, dated as of December 27, 2024, as amended by that certain Amendment No. 1 to Credit, Security and Guaranty Agreement, dated as of May 6, 2025, by that certain Amendment No. 2 to Credit, Security and Guaranty Agreement, dated as of December 9, 2025 and by that certain Amendment No. 3 to Credit, Security and Guaranty Agreement, dated as of January 28, 2026 (the “Original Credit Agreement” and as amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.
B.    Credit Parties have requested, and Agent and all Lenders have agreed, to amend certain provisions of the Original Credit Agreement, all in accordance with the terms and subject to the conditions set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Credit Parties hereby agree as follows:
1.Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.Amendments to Original Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Original Credit Agreement is hereby amended as follows:
(a)The proviso at the end of the definition of “Borrowing Base” in Section 1.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:
“provided that the Borrowing Base shall be adjusted down, if necessary, such that availability attributable to Eligible Inventory shall never exceed, as of any date, an amount equal to percentage of the Revolving Loan Limit set forth below with respect to such date:

Applicable Dates	Applicable Percentage of Revolving Loan Limit for Inventory
12/10/2025 – 3/31/2026	50.00%
4/1/26 and at all times thereafter	40.00%

(b)Clauses (k) and (l) of the definition of Eligible Accounts in Section 1.1 of the Original Credit Agreement is hereby amended and restated in their entirety as follows:
“(k) the total unpaid Accounts of the Account Debtor obligated on the Account, as of any applicable date of determination, exceed the percentage amount of the net amount of all Eligible Accounts owing from all Account Debtors set forth in the table located following the text of this clause (k) with respect to such date (but only the amount of the Accounts of such Account Debtor exceeding such percentage limitation shall be considered ineligible):

Applicable Dates	Applicable Concentration Percentage (Individual)
12/10/2025 – 3/31/2026	40.00%
4/1/26 and at all times thereafter	25.00%
;”
“(l) the total unpaid Accounts of any two (2) Account Debtors obligated on the Accounts, as of any applicable date of determination, exceed the percentage amount of the net amount of all Eligible Accounts owing from all Account Debtors set forth in the table located following the text of this clause (l) with respect to such date (but only the amount of the Accounts of such Account Debtors exceeding such percentage limitation shall be considered ineligible)

Applicable Dates	Applicable Concentration Percentage (Top 2)
12/10/2025 – 3/31/2026	50.00%
4/1/26 and at all times thereafter	40.00%
;”
(c)Section 6.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

“Minimum Liquidity. Credit Parties shall not permit, at any time on any date, Liquidity to be less than the amount set forth below with respect to such date:

Applicable Dates	Applicable Minimum Liquidity Threshold
12/10/2025 – 3/31/2026	$2,000,000
4/1/26 and at all times thereafter	$5,000,000

3.Representations and Warranties; Reaffirmation of Security Interest. Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Credit Party acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Credit Party, and are enforceable against such Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
4.Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:
(a)Each Credit Party shall have delivered to Agent this Agreement, dated as of even date herewith, executed by an authorized officer of such Credit Party;
(b)all representations and warranties of each Credit Party contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);
(c)prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents; and
(d)an executed Borrowing Base Certificate, dated as of the date of this Agreement, reflecting the amendments set forth herein.
5.[Reserved].
6.Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Credit Party, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has or may have against the Released Parties or any of them (whether directly or indirectly) as of the date hereof. Each Credit Party acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.
7.No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
8.Affirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
9.Miscellaneous.
(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.
(b)Governing Law. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
(c)Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 13.8(b) (Submission to Jurisdiction), and Section 13.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(d)Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(e)Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record. This Agreement and the other Financing Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(f)Entire Agreement.    This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(g)Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(h)Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, each of the parties have caused this Agreement to be executed as of the day and year first above mentioned.

AGENT:    MIDCAP FUNDING IV TRUST,
as Agent
By: Apollo Capital Management, L.P.,
its investment manager

By: Apollo Capital Management GP, LLC,
its general partner

By:    /s/ Maurice Amsellem
Name:    Maurice Amsellem
Title:    Authorized Signatory

LENDER:    MIDCAP FUNDING IV TRUST,
as a Lender
By: Apollo Capital Management, L.P.,
its investment manager

By: Apollo Capital Management GP, LLC,
its general partner

By:    /s/ Maurice Amsellem
Name:    Maurice Amsellem
Title:    Authorized Signatory

[Signatures Continue on Following Page]

BORROWERS:    ARQ, INC.
By:    /s/ Stacia Hansen
Name:    Stacia Hansen
Title:    Chief Accounting Officer and Treasurer
ARQ LLC
WHARNCLIFFE ASSET MANAGEMENT LLC
MINE FOUR LLC
ARQ SERIES B, LLC
ADEQUITY, LLC
ARQ SOLUTIONS, LLC
ARQ SOLUTIONS (OPERATIONS), LLC
ARQ PURIFICATION, LLC
FIVE FORKS MINING, LLC
ARQ SOLUTIONS (RED RIVER), LLC
CROWFOOT SUPPLY COMPANY, LLC
By:    /s/ Stacia Hansen
Name:    Stacia Hansen
Title:    Chief Accounting Officer and Treasurer
ARQ SOLUTIONS (ES), INC.

By:    /s/ Stacia Hansen
Name: Stacia Hansen
Title: Chief Accounting Officer and Secretary

ADA ANALYTICS, LLC
By:    ARQ SOLUTIONS (ES), INC., its sole member
By:    /s/ Stacia Hansen
Name: Stacia Hansen
Title: Chief Accounting Officer and Secretary

ACS LAND COMPANY, LLC

By:    ARQ SOLUTIONS (OPERATIONS), LLC,
its sole member
By:    /s/ Stacia Hansen
Name: Stacia Hansen
Title: Chief Accounting Officer and Treasurer
ARQ SOLUTIONS (VORTEX IP), LLC

By:    ARQ SOLUTIONS (OPERATIONS), LLC,
its sole member
By:    /s/ Stacia Hansen
Name: Stacia Hansen
Title: Chief Accounting Officer and Treasurer
ARQ SOLUTIONS (VORTEX OPERATIONS), LLC

By:    ARQ SOLUTIONS (VORTEX IP), LLC,
its sole member
By:    ARQ SOLUTIONS (OPERATIONS), LLC,
its sole member
By:    /s/ Stacia Hansen
Name: Stacia Hansen
Title: Chief Accounting Officer and Treasurer